Exhibit  10.6a

                        AMENDMENT TO EMPLOYMENT AGREEMENT

WHEREAS, Raymond J. Kulla (the "Executive") entered in to an employment agreement (the "Agreement") with WKI Holding Company, Inc. ("WKI") which was executed in January of 2003; and

WHEREAS, WKI and Executive now desire to amend certain provisions of the Agreement.

NOW, THEREFORE, pursuant to Section 8.13 of the Agreement, the parties hereto hereby agree as follows effective as of April 30, 2003:

                                       I.

     Sections 1.26(a)(iv) and 5.1 of the Agreement are each hereby amended by deleing the phrase "ninety (90) calendar days after Emergence" and replacing it with the phrase "one hundred twenty (120) calendar days after Emergence" each time it appears therein.

                                       II.

     Except as provided in Part I of this Amendment, the Executive does not waive any other right he has under the Agreement and the other terms thereof shall remain in full force and effect.


     EXECUTED on the dates indicated below.



                                          Executive

Date:  April 15, 2003                     /s/  Raymond  J.  Kulla
      ----------------                    --------------------------
                                          Raymond  J.  Kulla


                                        WKI  Holding  Company,  Inc.


Date:  04/16/03                          By:  /s/  Terry  Peets
      -----------                        ---------------------------
                                              Acting  Chairman


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